UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 9, 2016

Web.com Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (904) 680-6600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 11, 2016, Web.com Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) announcing the completion of the acquisition of 100% of the outstanding shares of Yodle, Inc., a Delaware corporation.

This amendment to the Original 8-K is being filed solely to include the financial statement requirements of Item 9.01(a) and Item 9.01(b) of Form 8-K and includes the audited financial statements of Yodle, Inc. and the unaudited pro forma combined condensed financial information of the Company and Yodle, Inc. as of December 31, 2015. The Company has included the balance sheet reflecting the acquisition of Yodle, Inc. as of March 31, 2016, in its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on May 10, 2016, and therefore the Company has omitted the unaudited pro forma combined condensed balance sheet.
Item 9.01 Financial Statements and Exhibits
(a)    Financial Statements of Business Acquired.
     The audited consolidated financial statements of Yodle, Inc. and Subsidiaries as of and for the years ended December 31, 2015, 2014 and 2013 are filed as Exhibit 99.1 and Exhibit 99.2 hereto and incorporated herein by reference.
(b)    Pro Forma Financial Information.
     The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 hereto and incorporated herein by reference.
(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of Grassi & Co., Independent Registered Public Accounting Firm, as of and for the year ended December 31, 2015
23.2	Consent of Deloitte, Independent Registered Public Accounting Firm, as of and for the years ended December 31, 2014 and 2013
99.1	Audited consolidated financial statements as of and for the year ended December 31, 2015, of Yodle, Inc. and Subsidiaries
99.2	Audited consolidated financial statements as of and for the years ended December 31, 2014 and 2013 of Yodle, Inc. and Subsidiaries
99.3	Unaudited pro forma condensed consolidated combined financial information of the Company and subsidiaries and Yodle, Inc. and Subsidiaries for the year ended December 31, 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc. (Registrant)
/s/ Matthew P. McClure
Matthew P. McClure, Secretary
Date: May 23, 2016

Exhibit Index

Exhibit No.	Description
23.1	Consent of Grassi & Co., Independent Registered Public Accounting Firm, as of and for the year ended December 31, 2015
23.2	Consent of Deloitte, Independent Registered Public Accounting Firm, as of and for the years ended December 31, 2014 and 2013
99.1	Audited consolidated financial statements as of and for the year ended December 31, 2015, of Yodle, Inc. and Subsidiaries
99.2	Audited consolidated financial statements as of and for the years ended December 31, 2014 and 2013 of Yodle, Inc. and Subsidiaries
99.3	Unaudited pro forma condensed consolidated combined financial information of the Company and subsidiaries and Yodle, Inc. and Subsidiaries for the year ended December 31, 2015.